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Kinetic Partners (Cayman) Limited
The Harbour Centre, 42 North Church Street
P.O. Box 10387, Grand Cayman
Cayman Islands, KY1-1004
t +1 345 623 9900
f +1 345 623 0007
www .kinetic-partners.com

15 October 2009

CoroWare, Inc.
(f/k/a Innova Robotics and Automation, Inc.)
15870 Pine Ridge Road
Fort Myers, FL 33908
Attention: Lloyd Spencer

Re: Certain Secured Convertible Debentures issued to YA Global Investments, L. P. (f/k/a Cornell Capital Partners, LP) (the "Convertible Debentures")

Dear Mr. Spencer:

Please be advised that on October 15, 2009 Field Nominees Limited A/C 1365334 (the "Assignor") assigned its interest to the Convertible Debentures and the related documents listed on Annex A hereto to YA Global Investments, L.P. ("YA Global"). Going forward, all correspondence and payments should be with YA Global who may be reached at the following address:

YA Global Investments, L. P.

101 Hudson Street – Suite 3700

Jersey City, NJ 07302

Telephone Number: 201.985.8300

Facsimile Number: 201.369.7770

Please contact me at 212.661.2200 should you have any questions or require additional information.

Yours truly,
For and on behalf of
ThreeAM, SPC Ltd.

Geoff Varga
Joint Voluntary Liquidator

ANNEX A

I. <u>Transaction Date July 20, 2006:</u>

1. Investor Registration Rights Agreement dated July 20, 2006 between Coroware, Inc. (formerly, Innova Holdings, Inc.) and YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP)
2. Security Agreement dated July 20, 2006 between Coroware, Inc. (formerly, Innova Holdings, Inc.) and YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP)
3. Security Agreement dated July 20, 2006 between Coroware Technologies, Inc. and YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP).
4. The following UCC Financing Statements: (i) UCC Financing Statement naming Innova Holdings, Inc. in favor of YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) as secured party, and filed with the Secretary of State of Delaware on July 24, 2006 as document number 6254619 0 (ii) UCC Financing Statement naming Coroware Technologies, Inc. in favor of YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) as secured party, and filed with the Secretary of State of Florida on July 24, 2006 as document number 200603249025, and (iii) UCC Financing Statement naming Innova Robotics and Automation, Inc. in favor of YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) as secured party, and filed with the Secretary of State of Delaware on October 5, 2007 as document number 2007 3760864
5. Amended and Restated Irrevocable Transfer Agent Instructions dated October 25, 2007 among Innova Robotics and Automation (formerly, Innova Holdings, Inc.), Worldwide stock Transfer, LLC, and YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP)
6. The following Convertible Debentures:
    a. Secured Convertible Debenture (IVHG-2-1) dated July 20, 2006 in the original face amount of $1,250,000 issued by Coroware, Inc. (formerly, Innova Holdings, Inc.) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP), as amended
    b. Secured Convertible Debenture (IVHG-2-2) dated August 22, 2006 in the original face amount of $575,000 issued by Coroware, Inc. (formerly, Innova Holdings, Inc.) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP), as amended
    c. Secured Convertible Debenture (IVHG-2-3) dated December 7, 2006 in the original face amount of $1,000,000 issued by Coroware, Inc. (formerly, Innova Robotics & Automations, Inc.) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP), as amended

II. Transaction Dated November 2, 2007:

1. Registration Rights Agreement dated November 2, 2007 between Coroware, Inc. (formerly, Innova Robotics & Automations, Inc.) and YA Global Investments, L.P.
2. Security Agreement dated November 2, 2007 among Coroware, Inc. (formerly, Innova Robotics & Automations, Inc.), Coroware Technologies, Inc., Robotic Workspace Technologies, Inc., Innova Robotics, Inc., Robotics Software Services, Inc., and YA Global Investments, L.P.
3. The following UCC Financing Statements: (i) UCC Financing Statement naming Innova Robotics, Inc., in favor of YA Global Investments, L.P. as secured party, and filed with the Secretary of State of Florida as document number 200706957634, (ii) UCC Financing Statement naming Robotic Workspace Technologies, Inc. in favor of YA Global Investments, L.P. as secured party, and filed with the Secretary of State of Florida as document number 200706957650, (iii) UCC Financing Statement naming Coroware, Technologies, Inc. in favor of YA Global Investments, L.P. as secured party, and filed with the Secretary of State of Florida as document number 200706957669, (iv) UCC Financing Statement naming Robotic Software Services, Inc. in favor of YA Global Investments, L.P. as secured party, and filed with the Secretary of State of Florida as document number 200706957642, and (v) UCC Financing Statement naming Innova Robotics, Inc., in favor of YA Global Investments, L.P. as secured party, and filed with the Secretary of State of Delaware as document number 2007 4220579 and Amendment filed on June 18, 2008 as document number 2008 2084547
4. Patent and Trademark Security Agreement dated October 29, 2007 between Coroware, Inc. (formerly, Innova Robotics & Automations, Inc.) and YA Global Investments, L.P.
5. The following Convertible Debenture: Secured Convertible Debenture (INRA-1-1) dated November 2, 2007 in the original face amount of $600,000 issued by Coroware, Inc. (formerly, Innova Robotics & Automations, Inc.) to YA Global Investments, L.P.

III. Transaction Dated March 17, 2008:

1. Investor Registration Rights Agreement dated March 17, 2008 between Coroware, Inc. (formerly, Innova Robotics & Automations, Inc.) and YA Global Investments, L.P.
2. Irrevocable Transfer Agent Instructions dated March 17, 2008 among Coroware, Inc. (formerly, Innova Robotics and Automation, Inc.), Worldwide stock Transfer, LLC, and YA Global Investments, L.P.
3. The following Convertible Debenture: Secured Convertible Debenture (INRA-2-1) dated March 17, 2008 in the original face amount of $300,000 issued by Coroware, Inc. (formerly, Innova Robotics & Automations, Inc.) to YA Global Investments, L.P.